UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 18, 2001




                           Merit Medical Systems, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Utah                        1-18592                    87-0447695
-----------------------       ----------------------         --------------
   (State or other             (Commission File No.)          (IRS Employer
     jurisdiction                                           Identification No.)
  of incorporation)

                             1600 West Merit Parkway
                            South Jordan, Utah 84095
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 253-1600

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Item 5.  Other Events


MERIT MEDICAL SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2001 AND DECEMBER 31, 2000



                                                                          March 31,    December 31,
ASSETS                                                                      2001           2000
                                                                        ------------   ------------
                                                                         (Unaudited)
CURRENT ASSETS:
Cash and cash equivalents                                               $    469,092   $    412,384
Trade receivables - net                                                   14,372,128     13,235,858
Employee and related
  party receivables                                                          406,603        440,654
Irish Development Agency grant receivable                                     46,617        177,477
Inventories                                                               23,123,591     25,273,428
Prepaid expenses other assets                                                900,658        663,101
Deferred income tax assets                                                 1,183,944      1,183,944
Income tax refund receivable                                                 238,958        588,640
                                                                        ------------   ------------
Total current assets                                                      40,741,591     41,975,486
                                                                        ------------   ------------
PROPERTY AND EQUIPMENT:
Land                                                                       1,260,985      1,260,985
Building                                                                   1,500,000      1,500,000
Manufacturing equipment                                                   21,141,914     19,696,550
Automobiles                                                                   91,496        131,036
Furniture and fixtures                                                     9,632,975      9,576,084
Leasehold improvements                                                     5,456,297      5,420,194
Construction-in-progress                                                   1,564,479      2,120,671
                                                                        ------------   ------------
Total                                                                     40,648,146     39,705,520
Less accumulated depreciation
  and amortization                                                       (18,788,557)   (17,860,490)
                                                                        ------------   ------------
Property and equipment - net                                              21,859,589     21,845,030
                                                                        ------------   ------------
OTHER ASSETS:
Patents & trademarks - net                                                 2,584,214      2,522,384
Deposits                                                                      38,859         41,273
Cost in excess of the fair value of assets of acquired-net                 4,987,993      5,062,458
                                                                        ------------   ------------
Total other assets                                                         7,611,066      7,626,115
                                                                        ------------   ------------
TOTAL ASSETS                                                            $ 70,212,246   $ 71,446,631
                                                                        ============   ============


                                   (Continued)

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

MERIT MEDICAL SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2001 AND DECEMBER 31, 2000

                                                                          March 31,    December 31,
LIABILITIES AND STOCKHOLDERS' EQUITY                                        2001           2000
                                                                        ------------   ------------
                                                                         (Unaudited)
CURRENT LIABILITIES:
Current portion of long-term debt                                       $    872,428   $  1,091,725
Trade payables                                                             4,557,909      4,835,517
Accrued expenses                                                           5,113,941      3,471,039
Advances from employees                                                      138,206         96,778
Income taxes payable                                                         318,872         33,420
                                                                        ------------   ------------
Total current liabilities                                                 11,001,356      9,528,479

DEFERRED INCOME TAX LIABILITIES                                            2,210,088      2,177,833

LONG-TERM DEBT                                                            20,061,415     24,011,778

DEFERRED CREDITS                                                             914,012        955,839
                                                                        ------------   ------------
Total Liabilities                                                         34,186,871     36,673,929
                                                                        ------------   ------------
STOCKHOLDERS' EQUITY:
Preferred stock- 5,000,000 shares authorized as of
   March 31, 2001 and December 31, 2000, respectively,
   no shares issued
Common stock- no par value; 20,000,000 shares authorized;
   7,801,988 and 7,788,208  shares issued at March 31, 2001
   and December 31, 2000,  respectively                                   19,888,904     19,779,765
Accumulated other comprehensive loss                                        (667,029)      (624,138)
Retained earnings                                                         16,803,500     15,617,075
                                                                        ------------   ------------
Total stockholders' equity                                                36,025,375     34,772,702
                                                                        ------------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 70,212,246   $ 71,446,631
                                                                        ============   ============


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

MERIT MEDICAL SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED
MARCH 31, 2001 AND 2000 (Unaudited)

                                                                          March 31,     March 31,
                                                                            2001           2000
                                                                        ------------   ------------
SALES                                                                   $ 26,788,373   $ 22,080,435

COST OF SALES                                                             17,568,999     14,446,385
                                                                        ------------   -----------
GROSS PROFIT                                                               9,219,374      7,634,050
                                                                        ------------   ------------
OPERATING EXPENSES:
Selling, general and administrative                                        6,006,073      6,338,539
Research and development                                                   1,130,072      1,005,936
                                                                        ------------   ------------
TOTAL                                                                      7,136,145      7,344,475
                                                                        ------------   ------------
INCOME FROM OPERATIONS                                                     2,083,229        289,575

OTHER EXPENSE - NET                                                          436,067        517,404
                                                                        ------------   ------------
INCOME (LOSS) BEFORE INCOME TAXES                                          1,647,162       (227,829)

INCOME TAX EXPENSE (BENEFIT)                                                 460,737        (68,347)

NET INCOME (LOSS)                                                        $ 1,186,425   $   (159,482)
                                                                        ============   ============
EARNINGS (LOSS) PER COMMON SHARE -
    Basic and diluted                                                   $        .15   $      (.02)
                                                                        ============   ============
AVERAGE COMMON SHARES -
Basic                                                                      7,795,253      7,622,918
                                                                        ============   ============
Diluted                                                                    7,894,084      7,893,646
                                                                        ============   ============


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

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MERIT MEDICAL SYSTEMS, INC.
REGISTRANT



Date:  May 12, 2000
                                 By: /s/ FRED P. LAMPROPOULOS
                                 ----------------------------
                                         FRED P. LAMPROPOULOS
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


Date:  May 12, 2000
                                 By: /s/ KENT W. STANGER
                                 -----------------------
                                         KENT W. STANGER
                                         SECRETARY AND CHIEF FINANCIAL OFFICER

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